MODIFIED OPERATING AGREEMENT

                    Direct Merchants Credit Card Bank, N.A.;
                             Metris Companies Inc.;
                                       and
                  the Office of the Comptroller of the Currency

         WHEREAS, on or about December 11, 2003, Direct Merchants Credit Card Bank, N.A., Phoenix, Arizona ("DMCCB" or "Bank"), Metris Companies Inc. ("Metris"), and the Office of the Comptroller of the Currency ("Comptroller," "OCC," or "agency") mutually agree to modify the Operating Agreement between the parties dated March 18, 2003; and,

         WHEREAS, the Bank, Metris, and the Comptroller seek to ensure that the Bank will continue to operate safely and soundly and in accordance with this Modified Agreement that has been approved by the OCC;

         NOW, THEREFORE, the Bank, by and through its duly elected Board of Directors ("Board"), Metris, by and through its duly elected Board of Directors, and the Comptroller, by his authorized representative, agree as follows:

                                    ARTICLE I
                                  JURISDICTION

         (1) This Modified Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C. ss.ss. 1818(b)(1) and 1818(e) and replaces the Operating Agreement between the Bank, Metris and the OCC dated March 18, 2003.

         (2) This Modified Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C. ss. 1818(i)(2) and becomes effective immediately upon its execution by all parties ("Effective Date").

         (3) All correspondence related to this Modified Agreement, and any information, documentation, reports, plans and/or other written submissions which the Bank or its Board have agreed to submit pursuant to this Modified Agreement shall be forwarded, by overnight mail, to:

         Director for Special Supervision
         Office of the Comptroller of the Currency
         250 E Street, S.W., Mail Stop 6-4
         Washington, DC  20219

with a copy sent by overnight mail to:

         Assistant Deputy Comptroller for Credit Card Banks
         Office of the Comptroller of the Currency
         50 Fremont Street, Suite 3900
         San Francisco, CA  94105-2292

         Examiner-in-Charge of Direct Merchants Credit Card Bank, N.A. Office of the Comptroller of the Currency
         9633 South 48th Street, Suite 265
         Phoenix, AZ  85044-8629

                                   ARTICLE II
                              COMPLIANCE COMMITTEE

         (1) Within five (5) business days after the Effective Date, the Board of the Bank shall create or designate a committee composed of at least three Bank officers which shall be responsible for ensuring, monitoring and coordinating the Bank's compliance and implementation of the provisions of this Modified Agreement ("Compliance Committee").

         (2) The Compliance Committee shall meet at least monthly.

         (3) Within twenty (20) days of the end of each month, the Compliance Committee shall submit a written progress report to the Board of the Bank setting forth in detail:

     (a)  actions taken to comply with each Article of this Modified  Agreement;
          and

     (b)  the results of those actions.

         (4) Within thirty (30) days of the end of each month, the Board of the Bank shall forward a copy of the Compliance Committee's report, with any additional comments by the Board of the Bank, to the OCC.

                                   ARTICLE III
                       CORPORATE STRUCTURE AND GOVERNANCE

         (1) The Board of the Bank shall at all times ensure that its management and officers have the knowledge and skills necessary to execute the Bank's strategic plan and manage the Bank's risk, including, but not limited to, control functions such as compliance, quality assurance, and internal audit.

         (2) The Board of the Bank shall continue to maintain and ensure Bank adherence to policies and procedures that preserve the Bank's separate corporate identity, including without limitation, the maintenance of books and records that are separate and apart from Metris, under the control of the Bank, and readily available to OCC personnel upon request.

         (3) The Bank shall, on an annual (fiscal year) basis, obtain an independent external audit that is separate from the audit of Metris and that is sufficient to render an opinion on the financial statements of the Bank. A copy of the audit report shall be submitted to the OCC within five (5) days of completion.

         (4) The Board of the Bank shall continue to ensure that adequate governance and control systems are in place, in accordance with the written action plans or programs previously adopted the Board of the Bank. This shall include the:

     (a)  Independent, Internal Audit Program;

     (b)  Compliance and Operational Risk Management Program;

     (c)  Credit Risk Management Action Plan;

     (d)  Account Management and ALLL Action Plan;

     (e)  Negative Amortization Action Plan;

     (f)  Forbearance Program Action Plan; and

     (g)  Debt Waiver Action Plan.

On at least an annual basis, management shall review with the Board of the Bank the goals and objectives of the written action plans or programs, and the Bank shall make changes, as warranted, to address any deficiencies noted during this review. Any satisfaction or completion of individual Plan or Program requirements shall be fully supported in the Compliance Committee reports required in Article II, paragraph (3) and approved by the Board of the Bank.

         (5) By December 15, 2003, the Board of the Bank shall approve and the Bank shall submit to the OCC a written Contingency Funding Plan ("CFP") for review and supervisory non-objection. After receiving supervisory non-objection, the Board of the Bank shall ensure that the CFP is reviewed and approved by the Board of the Bank quarterly and whenever a change occurs which has a material impact on the Bank or Metris' liquidity funding position. The Bank shall provide a copy of any changes to the CFP to the Comptroller for determination of supervisory non-objection.

                                   ARTICLE IV
                          ASSET AND LIABILITY STRUCTURE

          (1) The Bank shall continue to sell on a daily basis all Credit Card Receivables tied to accounts from which receivables are designated for sale to Metris under the Second Amended and Restated Bank Receivables Purchase Agreement, dated as of January 22, 2002, by and between Metris and the Bank ("Bank Receivables Purchase Agreement"), and any other bank receivables purchase agreements.

         (2) The Bank shall provide to the OCC a daily written confirmation that all Credit Card Receivables required to be sold pursuant to the terms of paragraph (1) of this Article and of the Bank Receivables Purchase Agreement, or any other bank receivables purchase agreements, have been sold in accordance with the terms thereof. Such confirmation shall include the dollar volume of Credit Card Receivables sold each day, and shall be provided to the OCC by 5:00 P.M. PST (or PDT) of the next business day.

         (3) In the event the daily sale of Credit Card Receivables required by paragraph (1) of this Article does not occur on any day or transaction receivables are not pre-funded as required by First Data Resources, the Bank shall immediately notify the OCC and Metris. In the event Metris fails, after the notice required by this paragraph has been given, to comply with the liquidity provisions of the Capital Assurances and Liquidity Maintenance Agreement ("CALMA") as required, the Bank shall, at the direction and sole discretion of the OCC, cease (i) granting additional extensions of credit or approval of any authorizations on credit cards issued by the Bank; and (ii) issuing additional credit cards. The cure period provided by Article XI shall not apply to this paragraph.

         (4) Prior to entering into any new bank receivables purchase agreements, the Bank shall certify to the OCC that the new bank receivables purchase agreement complies with 12 U.S.C. ss.ss. 371c and 371c-1.

                                    ARTICLE V
                                     CAPITAL

          (1) The Bank shall maintain capital at the dollar level as reported on the September 30, 2003 call report. Provided that capital remains at the aforementioned level, the Bank may pay dividends in accordance with applicable statutory and regulatory requirements, including 12 U.S.C. ss.ss. 56 and 60(a). Nothing in this Modified Agreement shall prevent the Bank from reducing its capital should circumstances permit so long as the Bank first requests and obtains the OCC's supervisory non-objection to such reduction.

         (2) If the Bank's capital falls below the level of capital as of September 30, 2003 pursuant to paragraph (1) of this Article and the OCC has not provided supervisory non-objection to this lower level, the Bank shall immediately notify the OCC and make written demand upon Metris for contribution of capital, in accordance with the terms of the CALMA. If the capital deficiency is not corrected within three (3) business days after the Bank provides notice to the OCC and Metris as required by this paragraph, the Bank will be deemed to be "undercapitalized" for purposes of the Prompt Corrective Action ("PCA") statute and implementing regulations (12 U.S.C. ss. 1831o and 12 C.F.R. Part 6) and the OCC may take whatever action it deems appropriate as if the Bank were undercapitalized under the PCA statute. The cure period provided by Article XI shall not apply to this paragraph.

         (3) The Bank shall take all actions to enforce the terms of the CALMA. The Bank shall not modify, amend or terminate, or agree or consent to modify, amend or terminate the CALMA without the prior written determination of supervisory non-objection of the OCC. Furthermore, the Bank shall not assign, or agree or consent to assign the CALMA without the prior written determination of supervisory non-objection of the OCC.

                                   ARTICLE VI
                                    LIQUIDITY

        (1) The Bank shall at all times maintain sufficient Liquid Assets, as defined in Article X, to meet the daily liquidity needs of the Bank. On a daily basis, the Bank shall maintain, at a minimum, Liquid Assets of not less than 100% of the average highest daily funding requirement for managed receivables ("Liquid Asset Requirement"). The Liquid Asset Requirement, and any subsequent changes to the Liquid Asset Requirement, must be submitted to the OCC for prior supervisory non-objection.

        (2) In no event will the Bank maintain Liquid Assets under Article VI, paragraph (1) of less than $35 million.

        (3) In addition to the Liquid Asset Requirement, the Bank shall continue to comply with the Liquidity Reserve Deposit Agreement ("LRD Agreement") between the Bank, an insured depository institution ("Depository Bank") and the OCC, whereby the Bank maintains Liquid Assets, as defined in Article X, in an amount and type acceptable to the Comptroller, in the Depository Bank ("LRD Account"), to be used to support the Bank's Credit Card Receivables funding needs (including settlement obligations owed to MasterCard(R)), and requirements in the event Metris or its affiliates fail to purchase Credit Card Receivables in accordance with the Bank Receivables Purchase Agreement as required by
Article IV. The terms of the LRD Agreement and the Depository Bank shall be acceptable to the Comptroller. The amount of Liquid Assets required under this paragraph, which may be used in calculating the Bank's capital level required by this Agreement, shall be maintained, at a minimum, in an amount as described in Exhibit A, which is incorporated by reference herein ("LRD Requirement"). The Bank shall determine the amount of Liquid Assets on a prospective basis, and make adjustments on or before the first (1st) day of the month to ensure that sufficient Liquid Assets are maintained for that month. In the event the balance of the LRD Account exceeds the LRD Requirement, the Bank may reduce the balance in the LRD Account in accordance with paragraph (4) of this Article and the terms of the LRD Agreement.

         (4) On or before the fifteenth (15th) day of each month, the Bank shall submit a written certification to the OCC which contains: (i) the LRD Requirement for that month; (ii) the supporting documentation used in calculating the LRD Requirement; (iii) the value of the Liquid Assets currently in the LRD Account; and (iv) the necessary documentation for the Comptroller's concurrence of any reduction to be made to the LRD Account, and signed by the Bank's Chief Financial Officer and one director of the Bank. All changes to the LRD Account shall be made pursuant to the terms of the LRD Agreement.

                                   ARTICLE VII
                                BOOKS AND RECORDS

         (1) The Bank shall provide the OCC with all information and reports as requested by the OCC within the time specified by the OCC so that the OCC is able to evaluate the Bank's and Metris' overall financial condition, significant trends, and relations between affiliates that may influence the Bank's risk profile, including documentation relating to the CALMA. (2) The Bank and Metris shall provide all OCC personnel with prompt and unrestricted access to the books, records and staff of the Bank and its affiliates, including Metris, and shall provide full and complete details and purposes of the transactions by and between the Bank and its affiliates, including Metris, to OCC personnel upon inquiry.

                                  ARTICLE VIII
                                 STRATEGIC PLAN

         (1) By December 31, 2003, the Board of the Bank shall approve and the Bank shall submit to the OCC for determination of supervisory non-objection its written strategic plan, consistent with the Metris strategic plan, and covering at least a three (3) year period. Upon receipt of the supervisory non-objection, the Board of the Bank shall implement and ensure adherence to the strategic plan. At a minimum, the strategic plan shall establish objectives for the Bank's overall risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, operational limitations, liability structure, capital adequacy, product line development and marketing segments. The plan must contain sufficient financial detail in the 12-18 month operating horizon, and tie to the current internal forecasting process.

         (2) The Board of the Bank shall update the strategic plan quarterly and revise the strategic plan annually. The Bank shall submit all updates and revisions to the OCC for review and determination of supervisory non-objection.

         (3) Prior to making any changes that may have a material impact or cause a significant deviation from the strategic plan adopted pursuant to this Article, the Bank shall provide the OCC with fifteen (15) days advance written notice of such changes and shall not implement such changes without first receiving a determination of supervisory non-objection from the OCC.

                                   ARTICLE IX
                             AFFILIATE TRANSACTIONS

         (1) All transactions between the Bank and any affiliates shall be pursuant to written agreements and contracts. The Bank shall ensure that all contracts and agreements between the Bank and any affiliate, are in compliance with 12 U.S.C. ss.ss. 371c and 371c-1, and 12 C.F.R. Part 223 ("Regulation W"). The Bank shall maintain records and documentation showing that all contracts and agreements with affiliates are in compliance with 12 U.S.C. ss. ss. 371c and 371c-1, and OCC personnel shall have prompt and unrestricted access to these records and documentation.

         (2) The Bank shall not enter into any new contract or agreement, or modify, revise or renew any existing contract or agreement, with any of its affiliates unless the contract or agreement provides that the affiliate agrees to comply with the terms of the contract or agreement, and to provide for reasonable time for transition to a successor to the affiliate, if requested by the Bank or any successor to the Bank's rights under the contract or agreement.

         (3) The Bank shall submit to the OCC, for a determination of supervisory non-objection, (i) any new contract or agreement with any of its affiliates, and (ii) any modifications, revisions, renewals, of any existing contract or agreement with any of its affiliates.

                                    ARTICLE X
                                   DEFINITIONS

         (1) For purposes of this Modified Agreement, the following terms shall have the below-described meanings:


     (a) The term "Credit Card Receivables" will have the same meaning as receivables required to be reported as loans on line 6-a of schedule RC-C of the Consolidated Reports of Condition and Income. For purposes of this Agreement, "Credit Card Receivables" will not be netted against unearned income, any applicable allocated transfer risk reserve, deposits accumulated for the payment of personal loans, or credit balances.

     (b) The term "Capital Assurances and Liquidity Maintenance Agreement" shall mean that certain agreement entered into between Metris and the Bank on March 18, 2003.

     (c) The term "Liquidity Reserve Deposit Agreement" shall mean that certain agreement entered into between the Comptroller, the Bank, and a third-party insured depository institution on March 18, 2003.

     (d) The term "Liquid Assets" shall include only: (i) cash deposits; (ii) investment securities listed in 12 C.F.R. ss. 1.2 to which the OCC has provided a prior determination of supervisory non-objection; (iii) federal funds sold; (iv) and such other assets to which the OCC has provided prior supervisory non-objection. The term Liquid Assets shall not include encumbered or pledged assets by lien, right of set-off, preference or otherwise; any credit card receivable due and owing to the Bank; nor any other asset pledged as security in any financial transaction with the Bank or any subsidiary, affiliate, related party, or institution- affiliated party of the Bank.

     (e)  The  term   "affiliate"   is   defined  as  set  forth  in  12  U.S.C.
          ss.371c(b)(1).

     (f) The terms "significant deviation" and "material impact" shall mean a material variance from the Bank's strategic plan submitted pursuant to this Modified Agreement, as the term "significant deviation" is further described in PPM 5400-9, Appendix B.

     (g) The term "Comptroller" shall include any duly authorized officer of the OCC.


                                   ARTICLE XI
                       FAILURE TO COMPLY WITH REQUIREMENTS

         If the OCC determines that the Bank has materially failed to meet any of the requirements identified in Articles II through X of this Modified Agreement, then the OCC will provide the Bank with written notice of any such failure to comply with the foregoing requirements and will allow the Bank thirty
(30) calendar days to cure the default. If the Bank fails to cure the default, in the sole discretion of the OCC, the Bank shall, upon the direction of the OCC, submit a voluntary liquidation plan that is consistent with 12 U.S.C. ss. 181 et seq. and the Comptroller's Corporate Manual, and shall provide for the Bank's liquidation at no cost or loss to the Bank Insurance Fund of the FDIC.

                                   ARTICLE XII
                              CONCLUDING PROVISIONS

         (1) This Modified Agreement will remain in full force and effect until the OCC, in its sole discretion, elects to terminate said Modified Agreement.

         (2) This Modified Agreement shall not be assigned or transferred to any successor of the Bank or Metris.

         (3) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Modified Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

         (4) Any time limitations imposed by this Modified Agreement shall begin to run from the Effective Date. Such time requirements may be extended in writing by the Comptroller or his duly authorized representative for good cause upon written application by the Board of the Bank.

         (5) The provisions of this Modified Agreement shall be effective upon the Effective Date and its provisions shall continue in full force and effect unless or until such provisions are Modified in writing by mutual consent of the parties to the Modified Agreement or excepted, waived, or terminated in writing by the Comptroller or his duly authorized representative.

         (6) Nothing in this Modified Agreement shall prevent the Bank or Metris from requesting, in writing, amendments to this Modified Agreement as warranted by changing conditions and circumstances at the Bank or Metris. It shall be entirely within the OCC's discretion to grant such amendments.

         (7) To the extent that any of the provisions of this Modified Agreement conflict with the terms found in any existing written agreement between the Comptroller and the Bank, the provisions of this Modified Agreement shall control.

         (8) In each instance in this Modified Agreement in which the Board of the Bank is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall: (i) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Modified Agreement; (ii) require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Modified Agreement; (iii) follow-up on any non-compliance with such actions in a timely and appropriate manner; and (iv) require corrective action be taken in a timely manner of any non-compliance with such actions.

         (9) This Modified Agreement is intended, and shall be construed to be a supervisory "written agreement entered into with the agency" as contemplated by 12 U.S.C. ss. 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the OCC or the United States of America. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C. ss. 1818(b)(1), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States of America, the United States Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC's exercise of its supervisory responsibilities. The terms of this Modified Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or arrangements, or negotiations between the parties, whether oral or written.

         IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his hand on behalf of the Comptroller.


/s/David D. Gibbons                                     December 11, 2003
David D. Gibbons                                        Date
Deputy Comptroller For Special Supervision


        IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/David Booth                                          12/4/03
David Booth, Director                                   Date


/s/Melvin L. Burstein                                   12/4/03
Melvin L. Burstein, Director                            Date


/s/Donald M. Combs                                      12/4/03
Donald M. Combs, Director                               Date


/s/Richard G. Evans                                     12/4/03
Richard G. Evans, Director                              Date


/s/Roy A. Herberger, Jr.                                12/4/03
Roy A. Herberger, Jr., Director                         Date


/s/Matthew S. Melius                                    12/4/03
Matthew S. Melius, Director                             Director


/s/Randie A. Stein                                      12/4/03
Randie A. Stein, Director                               Date


/s/ David D. Wesselink                                  12/4/03
David D. Wesselink, Director                            Date



        IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of Metris, have hereunto set their hands on behalf of Metris.

/s/ David D. Wesselink                                  December 9, 2003
David D. Wesselink, Director                            Date


/s/Lee R. Anderson, Sr.                                 December 9, 2003
Lee R. Anderson, Sr., Director                          Date


/s/C. Hunter Boll                                       December 9, 2003
C. Hunter Boll, Director                                Date


/s/John A. Cleary                                       December 9, 2003
John A. Cleary, Director                                Date


/s/Thomas M. Hagerty                                    December 9, 2003
Thomas M. Hagerty, Director                             Date


/s/David V. Harkins                                     December 9, 2003
David V. Harkins, Director                              Date


/s/ Walter M. Hoff                                      December 9, 2003
Walter M. Hoff, Director                                Date


/s/Thomas H. Lee                                        December 9, 2003
Thomas H. Lee, Director                                 Date


/s/Edward B. Speno                                      December 9, 2003
Edward B. Speno, Director                               Date


/s/Frank D. Trestman, Director                          December 9, 2003
Frank D. Trestman, Director                             Date